Exhibit 13.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Galmed Pharmaceuticals Ltd. (the “Company”) on Form 20-F for the period ending December 31, 2014, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certify that to the best of our knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

By:	/s/ Allen Baharaff
Allen Baharaff
President and Chief Executive Officer

By:	/s/ Josh Blacher
Josh Blacher
Chief Financial Officer

Date: March 31, 2015

The certification set forth above is being furnished as an exhibit solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as part of the Annual Report on Form 20-F for the period ended December 31, 2014, or as a separate disclosure document of the Company or the certifying officers.